                                                                    EXHIBIT 10.2


                      AMENDMENT NO. 1 TO CREDIT AGREEMENT

     AMENDMENT dated as of September 30, 1998 to the Credit Agreement dated as of April 29, 1998 (the "CREDIT AGREEMENT") among VENCOR OPERATING, INC. (the "BORROWER"), VENCOR, INC. (f/k/a Vencor Healthcare, Inc.), the LENDERS, SWINGLINE BANK, LC ISSUING BANKS, SENIOR MANAGING AGENTS, MANAGING AGENTS AND CO-AGENTS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent and Collateral Agent, and NATIONSBANK, N.A., as Administrative Agent.

     WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) amend the financial covenants in Article 6 thereof, (ii) amend the restriction on Consolidated Capital Expenditures in Section 7.07 thereof, (iii) amend the Pricing Schedule attached thereto and (iv) amend and update certain other provisions thereof;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Total Leverage Ratio. Subsection (a) of Section 6.01 is amended to read as follows:

          SECTION 6.01. Total Leverage Ratio. (a) On and after September 30, 1998, the ratio of (x) Adjusted Consolidated Debt for Borrowed Money to (y) Consolidated EBITDAR for the four consecutive Fiscal Quarters then most recently ended will not, at any date during any period set forth below, exceed the ratio set forth below opposite such period:

                        PERIOD                                        RATIO
                        ------                                        -----
          September 30, 1998 through December 30, 1998              7.50 to 1
          December 31, 1998 through March 30, 1999                  7.25 to 1
          March 31, 1999 through June 29, 1999                      7.10 to 1
          June 30, 1999 through December 30, 1999                   6.75 to 1
          December 31, 1999 through March 30, 2000                  6.50 to 1
          March 31, 2000 through June 29, 2000                      6.40 to 1
          June 30, 2000 through September 29, 2000                  6.30 to 1
          September 30, 2000 through December 30, 2000              6.10 to 1

                        PERIOD                                        RATIO
                        ------                                        -----
          December 31, 2000 through March 30, 2001                  6.00 to 1
          March 31, 2001 through March 30, 2002                     5.00 to 1
          March 31, 2002 through March 30, 2003                     4.75 to 1
          March 31, 2003 and thereafter                             4.50 to 1


provided that, for dates prior to June 30, 1999, Consolidated EBITDAR shall be determined as of the end of the then most recently ended Fiscal Quarter on an Annualized Basis.

     SECTION 3. Senior Leverage Ratio. Subsection (b) of Section 6.02 of the Credit Agreement is amended to read as follows:

          (b) On and after September 30, 1998, the ratio of (x) Adjusted Consolidated Senior Debt for Borrowed Money to (y) Consolidated EBITDAR for the four consecutive Fiscal Quarters then most recently ended will not, at any date during any period set forth below, exceed the ratio set forth below opposite such period:

                             PERIOD                                   RATIO
                            ------                                    -----
         September 30, 1998 through December 30, 1998               7.00 to 1
         December 31, 1998 through March 30, 1999                   6.75 to 1
         March 31, 1999 through June 29, 1999                       6.60 to 1
         June 30, 1999 through December 30, 1999                    6.25 to 1
         December 31, 1999 through March 30, 2000                   6.00 to 1
         March 31, 2000 through June 29, 2000                       5.90 to 1
         June 30, 2000 through September 29, 2000                   5.80 to 1
         September 30, 2000 through December 30, 2000               5.60 to 1
         December 31, 2000 through March 30, 2001                   5.50 to 1
         March 31, 2001 through March 30, 2002                      4.40 to 1
         March 31, 2002 through March 30, 2003                      4.25 to 1
         March 31, 2003 and thereafter                              4.00 to 1

     provided that, for dates prior to June 30, 1999, Consolidated EBITDAR shall be determined as of the end of the then most recently ended Fiscal Quarter on an Annualized Basis.

     SECTION 4. Fixed Charge Coverage Ratio. Section 6.03 of the Credit Agreement is amended to read as follows:Section 6.03. Fixed Charge Coverage Ratio. At each Quarterly Measurement Date on or after September 30, 1998, the ratio of (i) Consolidated EBITDAR for the four consecutive Fiscal Quarters then ended to (ii) the sum of Consolidated Interest Expense plus Consolidated Rental Expense plus the aggregate principal amount of long term Debt of the Vencor Companies scheduled to be amortized plus dividends on the Management Preferred Stock, in each case for the same four Fiscal

Quarters, will not be less than the ratio set forth below opposite such Quarterly Measurement Date or the period in which such Quarterly Measurement Date falls, as the case may be:


                      DATE OR PERIOD                              RATIO
                      --------------                              -----
         September 30, 1998                                     1.05 to 1
         December 31, 1998 through March 31, 1999               1.10 to 1
         June 30, 1999                                          1.15 to 1
         September 30, 1999                                     1.20 to 1
         December 31, 1999 through March 31, 2000               1.25 to 1
         June 30, 2000 through December 31, 2000                1.30 to 1
         March 31, 2001 and thereafter                          1.50 to 1

     provided that, at any Quarterly Measurement Date prior to June 30, 1999, the foregoing amounts shall be calculated for the period from the end of the month in which the Closing Date occurs to such Quarterly Measurement Date.

     SECTION 5. Minimum Consolidated Net Worth. Section 6.04 of the Credit Agreement is amended to read as follows:

          SECTION 6.04. Minimum Consolidated Net Worth. Consolidated Net Worth will at no time be less than the Minimum Compliance Level. The "MINIMUM COMPLIANCE LEVEL" means, at any date (the "DATE OF DETERMINATION"), an amount equal to the sum of (i) $845,000,000 plus (ii) for each Fiscal Quarter ending after September 30, 1998 and on or prior to the date of determination for which Consolidated Net Income is a positive number, an amount equal to 75% of such positive number plus (iii) 100% of each amount by which Consolidated Net Worth shall have been increased after September 30, 1998 and on or prior to the date of determination as a result of (x) any issuance or sale of Equity Securities of Vencor, (y) any conversion of convertible Debt of Vencor or (z) any gain on the sale of Equity Interests (other than the Atria Shares) owned by any Vencor Company. The Minimum Compliance Level shall not be reduced if Consolidated Net Income for any Fiscal Quarter is a negative number.

     SECTION 6.  Limitation on Capital Expenditures.  Subsection (a) of Section
7.07 of the Credit Agreement is amended to read as follows:

          (a) Consolidated Capital Expenditures will not, for any Fiscal Year listed below, exceed the amount indicated for such Fiscal Year:

               FISCAL YEAR                          Amount
               -----------                          ------
                  1998                           $310,000,000
                  1999                           $140,000,000
                  Each Fiscal Year Thereafter    $105,000,000

     The amount shown above for 1998 includes capital expenditures made by Old Vencor and its Subsidiaries prior to the Closing Date.

     SECTION 7.  Amendment of Section 12.09 of the Credit Agreement.  Section
12.09 of the Credit Agreement is amended by inserting the following proviso after the last word of the first paragraph thereof:

     ; provided that the foregoing obligation to pledge Eligible Collateral or to have letters of credit issued in favor of each of the LC Banks shall not apply to any Non-Complying Lender at any time if (i) such Non-Complying Lender's Commitment Percentage of the aggregate amount that is available for drawing under all Letters of Credit outstanding at such time is less than $750,000 and (ii) such Non-Complying Lender has not previously pledged Eligible Collateral or caused letters of credit to be issued in favor of such LC Issuing Bank pursuant to this Section.

     SECTION 8. Pricing Schedule. The Pricing Schedule attached to the Credit Agreement is deleted and replaced by the Pricing Schedule attached hereto.

     SECTION 9. Corporate or Other Existence and Power. Section 4.01 of the Credit Agreement is amended to read as follows:

          SECTION 4.01. Corporate or Other Existence and Power. Each Vencor Company is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate or other powers and all governmental licenses, authorizations, consents and approvals (collectively, "LICENSES") required to carry on its business as now conducted and as proposed to be conducted, except:

               (i) Licenses to operate pharmacies as to which there is no reasonable doubt that they will be obtained on or before December 31, 1998; and

               (ii) other Licenses as to which the delay in obtaining them (in cases where there is no reasonable doubt that they will eventually be obtained) and failures ever to obtain them (in cases where there is such a reasonable doubt) could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Failures to obtain the Licenses referred to in the foregoing clauses (i) and (ii), in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect.

     SECTION 10. Amendments and Waivers. Section 12.05(b) of the Credit Agreement is amended by deleting the words "Required Basic Lenders (or the Administrative Agent with their written consent)" in the second line and in the eighth and ninth lines and replacing them in each case with the words "Required Basic Lenders (or, with their written consent, the Documentation Agent or the Collateral Agent, as appropriate)".

     SECTION 11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 12. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 13. Effectiveness. This Amendment shall become effective as of the date hereof when:

          (i) the Documentation Agent shall have received from the Borrower and each of the Required Basic Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof; and

          (ii) the Administrative Agent shall have received, for the account of each Basic Lender that signs this Amendment on or before October 16, 1998 an amendment fee equal to .25% of the sum of such Basic Lender's Revolving Credit Commitment and its Facility A Commitment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       VENCOR OPERATING, INC.


                                       By:  /s/ RICHARD A. LECHLEITER
                                            --------------------------------
                                            Title: Vice President of Finance

                                       MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK


                                       By: /s/ DIANA H. IMHOF
                                           ---------------------
                                           Title: Vice President


                                       NATIONSBANK, N.A.


                                       By: /s/ KEVIN WAGLEY
                                           ---------------------
                                           Title: Vice President


                                       BANQUE PARIBAS


                                       By: /s/ RUSSELL POMERANTZ
                                           ---------------------
                                           Title: Vice President

                                       By: /s/ DAVID I. CANAVAN
                                           --------------------
                                           Title: Director


                                       THE BANK OF NOVA SCOTIA

                                       By: /s/ W. J. BROWN
                                           ---------------------
                                           Title: Vice President


                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By: /s/ FARBOUD TAVANGAR
                                           ---------------------------
                                           Title: First Vice President

                                       CREDIT SUISSE FIRST BOSTON

                                       By: /s/ WILLIAM S. LUTKINS
                                           ---------------------
                                           Title: Vice President


                                       By: /s/ ROBERT B. POTTER
                                           ---------------------
                                           Title: Vice President


                                       FLEET NATIONAL BANK

                                       By: /s/ GINGER STOLZENTHALER
                                           ----------------------------
                                           Title: Senior Vice President

                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                       NEW YORK BRANCH


                                       By: /s/ J. KENNETH BIEGEN
                                           ----------------------------
                                           Title: Senior Vice President


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By: /s/ BENJAMIN A. WILLINGHAM
                                           --------------------------
                                           Title: Vice President


                                       SOCIETE GENERALE

                                       By: /s/ RICHARD BERNAL
                                           ---------------------
                                           Title: Vice President


                                       TORONTO-DOMINION (TEXAS), INC.


                                       By: /s/ DEBBIE A. GREENE
                                           ---------------------
                                           Title: Vice President

                                       WACHOVIA BANK, N.A.


                                       By: /s/ JOHN B. TIBE
                                           ---------------------
                                           Title: Vice President


                                       ABN AMRO BANK N.V.


                                       By: /s/ ANDRE NEL
                                           ------------------------------
                                           Title: Senior Vice President &
                                           Managing Director - Pittsburgh


                                       By: /s/ PATRICK M. PASTORE
                                           ---------------------
                                           Title: Vice President


                                       BANK ONE, KENTUCKY, NA


                                       By: /s/ DENNIS P. HEISHMAN
                                           ----------------------------
                                           Title: Senior Vice President


                                       COMERICA BANK


                                       By: /s/ COLLEEN M. MURPHY
                                           -------------------------------
                                           Title: Assistant Vice President


                                       DEUTSCHE BANK AG, NEW YORK BRANCH
                                       AND/OR CAYMAN ISLANDS BRANCH


                                       By: /s/ SUSAN L. PEARSON
                                           --------------------
                                           Title: Director


                                       By: /s/ JEAN M. HANNIGAN
                                           ---------------------
                                           Title: Vice President

                                       NATIONAL CITY BANK OF KENTUCKY


                                       By: /s/ DEROY SCOTT
                                           ---------------------
                                           Title: Vice President


                                       BANK OF AMERICA NT & SA


                                       By: /s/ KEVIN WAGLEY
                                           ---------------------
                                           Title: Vice President


                                       THE BANK OF NEW YORK


                                       By: /s/ EDWARD J. DOUGHERTY III
                                           --------------------------------
                                           Title: Vice President - U.S.
                                                  Commercial Banking


                                       U.S. BANK

                                       By: /s/ LYNN MANLEY
                                           ----------------------------
                                           Title: Senior Vice President


                                       BANK AUSTRIA
                                       CREDITANSTALT CORPORATE FINANCE, INC.


                                       By: /s/ JOHN G. TAYLOR
                                           -----------------------
                                           Title: Senior Associate


                                       By: /s/ ROBERT M. BIRINGER
                                           -------------------------------
                                           Title: Executive Vice President

                                       STAR BANK, N.A.


                                       By: /s/ TOBY B. RAU
                                           -------------------------------
                                           Title: Assistant Vice President


                                       AMSOUTH BANK


                                       By: /s/ JANA LUELLER
                                           --------------
                                           Title: Officer


                                       FIRST AMERICAN NATIONAL BANK


                                       By: /s/ KENT D. WOOD
                                           ---------------------
                                           Title: Vice President


                                       FIRST UNION NATIONAL BANK


                                       By: /s/ JAMES A. HOBENSACK
                                           ----------------------------
                                           Title: Senior Vice President


                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED


                                       By: /s/ JUNICHI EBIHARA
                                           -----------------------------
                                           Title: Deputy General Manager



                                       BANK OF LOUISVILLE


                                       By: /s/ ROY L. JOHNSON, JR.
                                           ----------------------------
                                           Title: Senior Vice President

                                       FIFTH THIRD BANK


                                       By:_____________________________
                                          Name:
                                          Title:


                                       MICHIGAN NATIONAL BANK


                                       By: /s/ NERAN SHAYA
                                           ---------------------------
                                           Title: Relationship Manager


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By: /s/ MICHAEL P. CIUCHTA
                                           ---------------------
                                           Title: Vice President


                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION


                                       By: /s/ HOLLY KACZMARCZYK
                                           --------------------------------
                                           Title: Duly Authorized Signatory


                                       HIBERNIA NATIONAL BANK


                                       By: /s/ CHRISTOPHER B. PITRE
                                           ---------------------
                                           Title: Vice President


                                       THE SUMITOMO BANK LIMITED


                                       By: /s/ SURESH S. TATA
                                           ----------------------------
                                           Title: Senior Vice President

                                       SUMMIT BANK


                                       By: /s/ LAWRENCE W. DESSEN
                                           ------------------------------
                                           Title: Regional Vice President


                                       UNION BANK OF CALIFORNIA


                                       By: /s/ VIRGINIA HART
                                           ---------------------
                                           Title: Vice President


                                       VAN KAMPEN AMERICAN CAPITAL
                                       SENIOR INCOME TRUST


                                       By: /s/ JEFFREY W. MAILLET
                                           ----------------------------
                                           Title: Senior Vice President and
                                                  Director

                         PRICING SCHEDULE


     Each of "Basic Euro-Dollar Margin", "Facility B Euro-Dollar Margin", "CD Margin", "Basic Base Rate Margin", "Facility B Base Rate Margin", "Commitment Fee Rate" and "LC Fee Rate" means:

     (i) for any day on or before September 30, 1998, the rate set forth below in the row opposite such term and in the column headed "Level VIII";

     (ii) for any day after September 30, 1998 and before November 15, 1998, the rate set forth in the row opposite such term and in the column headed "Level IX"; and

     (iii) for any day on or after November 15, 1998, the rate set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies on such day:

=====================================================================================
Pricing Level   Level   Level   Level   Level   Level   Level   Level   Level   Level
                  I      II      III     IV       V      VI      VII    VIII     IX
-------------------------------------------------------------------------------------
Basic Euro-
Dollar Margin   0.75%   1.00%   1.25%   1.50%   1.75%   2.00%   2.25%   2.50%   3.00%
-------------------------------------------------------------------------------------
Facility B
Euro-Dollar     2.25%   2.25%   2.25%   2.50%   2.50%   2.75%   3.00%   3.00%   3.50%
Margin
-------------------------------------------------------------------------------------
CD Margin       0.875%  1.125%  1.375%  1.625%  1.875%  2.125%  2.375%  2.625%  3.125%
-------------------------------------------------------------------------------------
Basic Base
Rate Margin     0.00%   0.00%   0.25%   0.50%   0.75%   1.00%   1.25%   1.50%   2.00%

Facility B Base
Rate Margin     1.25%   1.25%   1.25%   1.50%   1.50%   1.75%   2.00%   2.00%   2.50%
-------------------------------------------------------------------------------------
Commitment
Fee Rate        0.25%   0.25%   0.30%   0.3125%  0.375% 0.50%   0.50%   0.50%   0.50%
-------------------------------------------------------------------------------------
LC Fee Rate     0.75%   1.00%   1.25%   1.50%   1.75%   2.00%   2.25%   2.50%   3.00%
=====================================================================================

     Terms defined in the Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. For purposes of this Pricing Schedule, the following additional terms, as used herein, have the following respective meanings:

     "LEVEL I PRICING" applies during any Rate Period if, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was less than or equal to 3.0 to 1.

     "LEVEL II PRICING" applies during any Rate Period if, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was greater than 3.0 to 1 and not greater than 3.5 to 1.

     "LEVEL III PRICING" applies during any Rate Period if, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was greater than 3.5 to 1 and not greater than 4.0 to 1.

     "LEVEL IV PRICING" applies during any Rate Period if, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was greater than 4.0 to 1 and not greater than 4.5 to 1.

     "LEVEL V PRICING" applies during any Rate Period if, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was greater than 4.5 to 1 and not greater than 5.0 to 1.

     "LEVEL VI PRICING" applies during any Rate Period if, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was greater than 5.0 to 1 and not greater than 5.5 to 1.

     "LEVEL VII PRICING" applies during any Rate Period if, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was greater than 5.5 to 1 and not greater than 6.0 to 1.

     "LEVEL VIII PRICING" applies during any Rate Period if, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was greater than 6.0 to 1 and less than 6.5 to 1.

     "LEVEL IX PRICING" applies during any Rate Period if, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was equal to or greater than 6.5 to 1.

     "LEVERAGE RATIO" means, at the end of any Fiscal Quarter, the ratio of (x) Adjusted Consolidated Debt for Borrowed Money at the end of such Fiscal Quarter to (y) Consolidated EBITDAR for the period of four consecutive Fiscal Quarters then ended; provided that, at the end of any Fiscal Quarter ending before June 30, 1999 Consolidated EBITDAR shall be determined on an Annualized Basis.

     "PRECEDING FISCAL QUARTER" means, with respect to any Rate Period, the most recent Fiscal Quarter ended before such Rate Period begins.

     "PRICING LEVEL" refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing, Level V Pricing, Level VI Pricing, Level VII Pricing, Level VIII Pricing or Level IX Pricing applies on any day. Pricing Levels are referred to in ascending order (e.g., Level III Pricing is a higher Pricing Level than Level II Pricing).

     "RATE PERIOD" means any period from and including the 46th day of a Fiscal Quarter to and including the 45th day of the immediately succeeding Fiscal Quarter; provided that the first Rate Period shall begin on and include November 15, 1998.